First Financial Holdings, Inc. Nasdaq: FFCH December 31, 2012

2 Statements in this report that are not statements of historical fact, including without limitation, statements that include terms such as “believes,”“expects,”“anticipates,”“estimates,”“forecasts,” “intends,”“plans,”“targets,”“potentially,”“probably,”“projects,”“outlook,”or similar expressions or future conditional verbs such as “may,”“will,”“should,”“would,”or “could”constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements regarding First Financial’s future financial and operating results, plans, objectives, expectations and intentions involve risks and uncertainties, many of which are beyond First Financial ’s control or are subject to change. No forward -looking statement is a guarantee of future performance and actual results could differ materially from those anticipated by the forward-looking statements. These factors also include risks and uncertainties detailed fromtime to time in First Financial’s other filings with the SEC, such as the risk factors listed in “Item 1A. Risk Factors,”of First Financial’s 2011 Annual Report on Form 10 -K and subsequent Forms 10 -Q (including this Form 10-Q). Other factors not currently anticipated may also materially and adversely affect First Financial’s results of operations, cash flows, and financial condition. There can be no assurance that future results will meet expectations. While First Financial be lieves that the forward -looking statements in this report are reasonable, the reader should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. First Financial does not undertake, and expressly disclaims any obliga tion to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Forward-looking Statements

3 Overview

4 • Carolinas-based financial institution – Largest publicly traded bank headquartered in Charleston, SC – Serving customers’banking needs since 1934 – Primary markets located in the Coastal Carolinas, Florence and Greenville, SC – Total of 66 financial centers with approximately 20% “in-store”locations – Convenient seven-day-a-week banking • Diversified business mix – Business Banking team delivers cash management and small business advisory services – Mortgage origination services available through financial centers and third-party channels • Total servicing portfolio of $2.9 billion including $1.8 billionserviced for others – Wealth management group offers personal relationship banking, trust, brokerage, and 401(k) administration services • Strategic advantages – Completed numerous strategic initiatives over the last six quarters to strengthen the balance sheet and provide for future income enhancements – Growth markets and strong distribution channels – Solid capital levels and improved credit quality – Experienced management team and associates Corporate Profile

5 7 branches $237MM in deposits $5.9B deposits in market #9 market share 5 branches $162MM in deposits $2.6B deposits n market #7 in market share 5 branches $204MM in deposits $3.4B deposits in market #7 market share HEADQUARTERS 30 branches $1.4B in deposits $9.6B deposits in market #2 market share 16 branches $530MM in deposits $6.4B deposits in market #5 market share Note: FDIC deposit data as of June 30, 2012 Data Source: SNL Financial First Financial Footprint 3 branches $199MM in deposits $11.2B deposits in market #14 in market share NASDAQ Traded FFCH Headquarters Charleston, SC Bank Founded 1934 Branches 66 Asset Size $3.2 Billion Loans $2.5 Billion Deposits $2.6 Billion

Management Team

Name	Position	Age	Years of Financial Services Experience	Relevant Experience
R. Wayne Hall	President and Chief Executive Officer	62	37	EVP / CRO at Provident Bank
Blaise B. Bettendorf	Executive Vice President - Chief Financial Officer	50	29	SVP / CFO at Carolina Commerce Bank and Summit National Bank; Previously Audit Manager with PricewaterhouseCoopers
J. Dale Hall	Executive Vice President - Chief Banking Officer	64	43	SVP / Commercial Market Executive at Bank of America
Joseph W. Amy	Executive Vice President - Chief Credit Officer	63	39	Credit positions at Mellon and U.S. Bank
Richard A. Arthur	Executive Vice President - Retail Banking	40	17	SVP at Bank of America
Susan A. Bagwell	Executive Vice President - Human Resources	49	28	VP Human Resources at First Federal
Robert L. Davis	Executive Vice President - Corporate Counsel	59	31	Managing Director and General Counsel at Provident Bankshares Corporation / Provident Bank
Michael N. Helmus	Executive Vice President - Risk Management	47	18	Audit Manager at U.S. Bank; SVP / CRO at Provident Bank
John N. Golding	Executive Vice President - Commercial Banking	45	23	SVP at Wachovia / Wells Fargo
Kellee S. McGahey	Executive Vice President - Marketing	33	3	Assistant Director at College of Charleston / Lowcountry Graduate Center
Eartha C. Morris	Executive Vice President - Support Services	55	35	EVP / COO at Congressional Bank EVP / Head of Bank Operations at PNC Bank (formerly Riggs National Bank)
Timothy B. Sease	Executive Vice President - Wealth Management	47	26	President of Home Financial Services; Director of Retail Banking and VP Deposit Services at Home Federal Savings Bank of SC
Daniel S. Vroon	Executive Vice President - Wealth Management	45	16	SVP at Bank of America

First Financial Holdings, Inc.
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7 FINANCIAL REVIEW

8 Operating Results Highlights December 31, March 31, June 30, September 30, December 31, 2011 2012 2012 2012 2012 Core operating income 1 $ 2,902 $ 3,894 $ 6,742 $ 6,543 $ 7,421 Net income 15,572 1,739 12,584 6,667 7,823 Net interest income 28,899 28,252 31,713 33,197 35,089 Provision for loan losses 7,445 6,745 4,697 4,533 4,161 Noninterest income 32,770 13,182 32,530 14,548 16,173 Noninterest expense 28,886 28,709 39,250 33,029 35,357 Earnings per share 0.88 0.05 0.70 0.34 0.41 Pretax preprovision earnings 32,783 12,725 24,993 14,716 15,905 Net interest margin 3.91% 3.84% 4.08% 4.35% 4.69% ($ in thousands) For the Quarter Ended 1 Excludes: $20.8 million gains on loans sold December 31, 2011; DTA write-off March 31, 2012 of $2.1 million; gain on acquisition of $14.6 million, gain on sale of securities of $3.5 million, and FHLB prepayment penalty of $8.5 million in June 2012; gain on sale of securities of $334 thousand in September 2012 and loss on acquisition of $661 thousand, and DTA recapture of $931 thousand in December 2012.

Net Interest Margin Analysis

($ in thousands)	For the Quarter Ended December 31, 2012 Average Balance	December 31, 2012 Interest	December 31, 2012 Average Rate	September 30, 2012 Average Balance	September 30, 2012 Interest	September 30, 2012 Average Rate	Change in Average Balance	Change in Interest	Change in Basis Points
Earning assets:									
Interest-bearing deposits	$ 32,711	$ 13	0.17%	$ 19,130	$ 7	0.15%	$ 13,581	$ 6	2
Investment securities[1]	283,929	2,519	3.78	291,223	2,771	4.06	(7,294)	(251)	(28)
Loans[2]	2,602,812	34,879	5.34 [3]	2,673,438	36,632	5.53 [3]	(70,626)	(1,752)	(19)
FDIC indemnification asset	75,530	90	0.47	77,641	132	0.68	(2,111)	(42)	(21)
Total earning assets	2,994,982	37,501	5.01 [3]	3,061,432	39,542	5.23 [3]	(66,450)	(2,039)	(22)
Interest-bearing liabilities:									
Deposits	2,205,336	3,388	0.61	2,292,106	3,747	0.65	(86,770)	(359)	(4)
Borrowings	282,122	3,072	4.33	294,796	3,070	4.15	(12,674)	3	18
Total interest-bearing liabilities	2,487,458	6,460	1.03	2,586,902	6,817	1.05	(99,444)	(356)	(2)
Net interest income		31,041			32,725			(1,683)	
Adjusted net interest margin			4.15 [3]			4.29 [3]			(14)
Effect of Cape Fear accretion		4,048	0.54		472	0.06			48
Net interest margin		$35,089	4.69%		$33,197	4.35%		$1,892	34

[1] Interest income used in the average rate calculation includes the tax equivalent adjustments of $168 thousand and $184 thousand for the quarters ended December 31, 2012 and September 30, 2012, respectively, calculated based on a federal tax rate of 35%.

[2] Average loans include loans held for sale and nonaccrual loans. Loan fees, which are not material for any of the periods, have been included in loan interest income for the rate calculation.

[3] Yields for December and September 2012 exclude the impact of a $4.0 million and $472 thousand incremental accretion on Cape Fear loans, respectively.

First Financial Holdings, Inc.
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10 Noninterest Income December 31, March 31, June 30, September 30, December 31, 2011 2012 2012 2012 2012 Service charges and fees on deposit accounts 7,099$ 7,302$ 7,558$ 7,772$ 7,900$ Mortgage and other loan income 2,681 3,435 4,372 4,061 5,987 Trust and plan administration 1,192 1,081 1,078 1,117 1,219 Brokerage fees 532 664 875 655 810 Other 650 769 699 754 1,062 Total core noninterest income 12,154 13,251 14,582 14,359 16,978 Other-than-temporary-impairment (180) (69) (145) (145) (144) Gain (loss) on acquisition --- --- 14,550 --- (661) Gain on sale or call of investment securities --- --- 3,543 334 --- Gain on sold loan pool, net 20,796 --- --- --- --- Total noninterest income 32,770$ 13,182$ 32,530$ 14,548$ 16,173$ ($ in thousands) For the Quarter Ended

11 Noninterest Expense December 31, March 31, June 30, September 30, December 31, 2011 2012 2012 2012 2012 Salaries and employee benefits 14,511$ 15,142$ 15,212$ 15,621$ 16,020$ Occupancy costs 2,144 2,267 2,933 2,333 2,214 Furniture and equipment 1,870 1,809 1,893 2,132 2,033 Other real estate owned expenses, net 1,541 530 134 1,030 18 FDIC insurance and regulatory fees 830 994 761 693 646 Professional services 1,042 1,465 1,875 1,980 1,838 Advertising and marketing 789 652 966 964 714 Other loan expense 1,043 1,351 1,283 1,620 2,283 Intangible asset amortization 90 90 368 512 512 FDIC indemnification impairment --- --- --- 563 3,423 Other expense 5,026 4,409 5,300 5,581 5,656 Total core noninterest expense 28,886$ 28,709$ 30,725$ 33,029$ 35,357$ FHLB termination charge --- --- 8,525 --- --- Total noninterest expense 28,886$ 28,709$ 39,250$ 33,029$ 35,357$ ($ in thousands) For the Quarter ended

12 Balance Sheet Summary December 31, March 31, June 30, September 30, December 31, 2011 2012 2012 2012 2012 Total assets $ 3,146,964 $ 3,145,538 $ 3,304,174 $ 3,245,487 $ 3,215,558 Investment securities 457,730 500,331 293,400 276,633 290,267 Performing loans 2,337,747 2,305,666 2,582,546 2,525,335 2,445,854 Nonperforming loans 47,710 49,901 49,937 49,034 49,470 Loans 2,385,457 2,355,567 2,632,483 2,574,369 2,495,324 Allowance for loan losses 53,524 50,776 48,799 46,351 44,179 Net loans 2,331,933 2,304,791 2,583,684 2,528,018 2,451,145 Deposits 2,239,198 2,264,489 2,703,202 2,616,757 2,595,333 Borrowings 608,204 580,204 280,204 300,204 280,204 Shareholders' Equity 277,178 278,043 287,264 292,500 299,641 Loan/deposit ratio 106.53% 104.02% 97.38% 98.38% 96.15% ($ in thousands) As of

Capital Position

	As of				
	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
First Financial (FFCH)					
Equity to assets	8.81%	8.84%	8.69%	9.01%	9.32%
Tangible common equity to tangible assets[1]	6.67	6.70	6.47	6.77	7.07
Book value per common share	$ 12.84	$ 12.89	$ 13.45	$ 13.77	$ 14.20
Tangible common book value per share[1]	12.69	12.75	12.91	13.25	13.71
Dividends paid per common share, authorized	0.05	0.05	0.05	0.05	0.05
Common shares outstanding, end of period (000s)	16,527	16,527	16,527	16,527	16,527
Tier 1 leverage capital ratio[2]		10.22%	9.79%	10.12%	10.54%
Tier 1 risk-based capital ratio[2]		14.81	13.89	14.42	14.89
Total risk-based capital ratio[2]		16.08	15.16	15.70	16.16
First Federal (FFB)[3]					
Tier 1 leverage capital ratio	8.92%	9.00%	9.06%	9.47%	9.97%
Tier 1 risk-based capital ratio	12.35	13.05	12.86	13.50	14.10
Total risk-based capital ratio	13.61	14.32	14.13	14.78	15.37

[1] Non-GAAP

[2] The quarter ended March 31, 2012 was the first period First Financial was required to file bank holding company ratios with the Federal Reserve Bank.

[3] Capital ratios beginning the quarter ended March 31, 2012 for First Federal Bank are based on reporting requirements for financial institutions filing FFIEC 041, *FDIC Consolidated Reports of Condition and Income* (the "Call" Report). Prior period ratios are reported pro forma based on consistent, but superseded regulatory requirements previously issued by the Office of Thrift Supervision.

First Financial Holdings, Inc.
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14 Investment Portfolio • 49% fixed/ 51% variable • Average portfolio yield: 3.57% • Modified duration: 3.7 years • Private label/CMO: mostly 2003-2005 vintages • All but 3 securities are in super senior or senior tranches (3 are in mezzanine) • Bank trust preferred CDOs: <$1 million individually; all are in mezzanine tranche ($ in thousands) Amortized Cost Estimated Fair Value Amortized Cost Estimated Fair Value Securities available for sale Obligations of the U.S. Government agencies and corporations $ 1,260 $ 1,278 $ 1,339 $ 1,362 State and municipal obligations 13,460 13,483 6,535 6,572 Collateralized debt obligations 6,191 3,332 6,343 3,112 Mortgage-backed securities 72,527 74,304 49,061 51,363 Collateralized mortgage obligations 157,534 154,883 171,572 167,241 Other securities 5,609 6,518 5,548 6,398 Total securities available for sale 256,581$ 253,798$ 240,398$ 236,048$ Securities held to maturity State and municipal obligations $ 15,055 $ 17,367 $ 16,831 $ 19,330 Certificates of deposit 500 500 500 500 Total securities held to maturity $ 15,555 $ 17,867 $ 17,331 $ 19,830 As of September 30, 2012December 31, 2012

Loan Composition

December 31, 2012



5%
11%
38%
15%
3%
3%
20%
5%
Residential 1-4 family
Residential construction and land
Commercial business
Commercial real estate
Commercial construction and land
Home equity
Manufactured housing
Marine and other consumer

($ in thousands)	December 31, 2012 Balance	December 31, 2012 Avg Yield	September 30, 2012 Balance	September 30, 2012 Avg Yield
Residential loans				
Residential 1-4 family	$ 956,355	3.79%	$ 1,008,130	3.91%
Residential construction	22,439	4.43	19,660	4.36
Residential land	52,739	7.03	52,616	4.92
Total residential loans	1,031,533	3.97%	1,080,406	3.97%
Commercial loans				
Commercial business	118,379	5.81%	125,345	5.79%
Commercial real estate	491,567	5.90 [2]	520,135	6.30 [2]
Commercial construction and land	71,173	7.06	76,107	6.41
Total commercial loans	681,119	6.01% [2]	721,587	6.36% [2]
Consumer loans				
Home equity	384,664	5.33%	380,000	5.32%
Manufactured housing	280,100	8.61	277,744	8.76
Marine	75,736	6.60	69,314	6.91
Other consumer	42,172	7.51	45,318	7.74
Total consumer loans	782,672	6.78%	772,376	6.85%
Total loans	$ 2,495,324	5.38% [2]	$ 2,574,369	5.50% [2]
Covered loans[1]	$ 216,689		$ 241,806	

[1] Covered loans include those acquired from Cape Fear Bank and Plantation Federal Bank. Both are subject to loss share agreements with the FDIC.

[2] Yields for December and September 2012 exclude the impact of a $4.0 million and $472 thousand incremental accretion on Cape Fear loans, respectively.

First Financial Holdings, Inc.
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16 Loan Trends $1,032 $1,029 $1,099 $1,080 $1,031 $618 $607 $759 $722 $681 $735 $720 $774 $772 $783 $2,385 $2,356 $2,632 $2,574 $2,495 5.52% 5.39% 5.46% 5.46% 5.34% 5.00% 5.20% 5.40% 5.60% 5.80% 6.00% $0 $1,000 $2,000 $3,000 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 ($ in millions) Residential Commercial Consumer Weighted Average Yield for Quarter * Yields include portfolio loans and loans held for sale. ** December and September 2012 yields exclude the impact of a $4.0 million and $472 thousand incremental accretion adjustment on Cape Fear loans, respectively.

17 Deposit Mix December 31, 2012 15% 20% 10% 18% 33% 4% Noninterest-bearing Interest-bearing Savings Money market Retail CDs Wholesale CDs ($ in thousands) Balance Avg Yield Balance Avg Yield Noninterest-bearing 388,259$ --- $382,077 --- Interest-bearing 511,647 0.13% 507,262 0.15% Savings 269,813 0.10 264,063 0.13 Money market 474,157 0.38 466,302 0.43 Total core deposits 1,643,876 0.17 1,619,704 0.19 Retail CDs 845,391 869,544 Wholesale CDs 106,066 127,509 Total time deposits 951,457 1.12 997,053 1.12 $2,595,333 0.52% $2,616,757 0.54% December 31, 2012 September 30, 2012

18 Deposit Trends -Average $279 $283 $342 $372 $389 $952 $967 $1,161 $1,239 $1,246 $1,041 $979 $1,094 $1,053 $959 $2,272 $2,229 $2,597 $2,664 $2,594 0.80% 0.69% 0.61% 0.54% 0.52% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 ($ in millions) Non-interest Bearing Interest Bearing Time Deposits Weighted Average Cost of Deposits For the Quarter Core = $1,231 Core = $1,635

19 Credit Quality

20 Credit Trends ($ in millions) December 31, 2011 March 31, 2012 June 30, 2012 September 30, 2012 December 31, 2012 Total nonperforming assets ("NPA") 68.2 $ 71.7 $ 78.1 $ 70.6 $ 67.8 $ NPAs/assets 2.17% 2.28% 2.36% 2.18% 2.11% Net charge-offs ("NCO") 8.3 9.5 6.7 7.0 6.3 NCOs/average loans 1.39% 1.60% 1.04% 1.07% 0.99% Allowance for loan losses/total loans 2.24% 2.16% 1.85% 1.80% 1.77% Classified assets/FFB tier 1 capital + allowance for loan losses ("ALL") 40.53% 40.83% 40.45% 39.18% 39.29% Classified assets/FFCH tier 1 capital + ALL 1 36.12% 36.56% 37.78% 36.93% 37.41% Credit Metrics Excluding Covered Assets Total nonperforming assets 43.1 $ 44.7 $ 47.8 $ 46.0 $ 49.6 $ NPAs/assets 1.37% 1.42% 1.45% 1.42% 1.54% ALL/Nonperforming loans 177.35% 148.22% 123.30% 118.82% 108.23% Allowance for loan losses/total loans 2.39% 2.28% 2.06% 1.99% 1.94% Classified assets/FFB tier 1 capital + ALL 28.21% 28.51% 28.72% 29.28% 31.74% Classified assets/FFCH tier 1 capital + ALL 1 25.15% 25.53% 26.83% 27.60% 30.21% As of and for the Quarter ended 1 FFCH began reporting regulatory capital information at March 31, 2012. All prior periods are pro forma calculations. Credit Metrics

21 Classified Loans $9.8 $11.4 $18.1 $19.9 $18.0 $91.4 $87.4 $75.9 $77.3 $85.0 $13.5 $15.6 $19.4 $20.6 $21.6 $114.7 $114.4 $113.4 $117.8 $124.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 $ in millions Residential Commercial Consumer $33.5 $29.7 $21.1 $20.6 $17.9 $81.2 $84.7 $92.3 $97.2 $106.7 $114.7 $114.4 $113.4 $117.8 $124.6 4.81% 4.85% 4.31% 4.58% 4.99% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 $ in millions Covered Noncovered % of Loans

22 Delinquent Loans $3.6 $2.0 $1.7 $2.5 $2.9 $5.6 $7.0 $4.6 $3.3 $5.9 $9.2 $5.6 $4.8 $5.7 $8.3 $18.4 $14.6 $11.1 $11.5 $17.1 $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 $21.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Thousands $ in millions Residential Commercial Consumer $2.3 $3.1 $2.9 $1.4 $1.7 $16.1 $11.5 $8.2 $10.1 $15.4 $18.4 $14.6 $11.1 $11.5 $17.1 0.77% 0.62% 0.42% 0.45% 0.68% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% $0.0 $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 $21.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Thousands $ in millions Covered Noncovered % of Loans

23 $143 $131 7 Nonperforming Loans Note: Nonperforming loans include loans past due 90+ days still accruing interest and restructured loans still accruing interest. Nonperforming loans held for sale of $39 million, for the quarter ended September 30, 2012, were excluded from the graph. $7.2 $8.8 $12.2 $12.8 $8.2 $28.3 $28.1 $24.2 $23.2 $27.1 $12.2 $13.0 $13.5 $13.0 $14.2 $47.7 $49.9 $49.9 $49.0 $49.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 $ in millions Residential Commercial Consumer $17.5 $15.6 $10.4 $10.0 $8.7 $30.2 $34.3 $39.5 $39.0 $40.8 $47.7 $49.9 $49.9 $49.0 $49.5 2.00% 2.12% 1.90% 1.90% 1.98% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 $ in millions Covered Noncovered % of Loans

24 $143 $128 $123 $131 7 Other Repossessed Assets $7.8 $7.1 $5.7 $5.0 $4.7 $5.4 $4.6 $6.5 $4.7 $5.6 $5.8 $8.0 $14.2 $10.3 $6.3 $1.5 $2.1 $1.8 $1.6 $1.7 $20.5 $21.8 $28.2 $21.6 $18.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 $ in millions Residential Commercial Land Other $7.6 $11.4 $20.0 $14.6 $9.6 $12.9 $10.4 $8.2 $7.0 $8.7 $20.5 $21.8 $28.2 $21.6 $18.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 $ in millions Covered Noncovered

25 Net Charge-offs and Provision $8.3 $9.5 $6.7 $7.0 $6.3 $7.4 $6.7 $4.7 $4.5 $4.2 2.24% 2.16% 1.85% 1.80% 1.77% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 Dec-11 Mar-12 June-12 Sep-12 Dec-12 ($ in millions) Net Charge-offs Provision for Loan Losses ALL% of Loans

26 APPENDIX

27 Population* 676,751 368,176 275,035 60,440 207,064 189,493 645,404 4,682,632 9,658,876 Projected Population Growth* 8.58% 9.01% 9.22% 2.88% 3.14% 10.41% 6.15% 6.04% 6.57% Median Household Inc. (HHI) ($)* $44,910 $40,649 $40,390 $38,486 $36,246 $51,129 $44,251 $41,607 $42,941 Projected Median HHI Growth* 16.49% 23.31% 17.40% 12.15% 16.32% 8.21% 17.51% 18.54% 19.23% Unemployment Rates 12/31/11** 7.40% 10.90% 12.00% 10.40% 10.10% 7.60% 7.20% 9.50% 10.20% Unemployment Rates 12/31/12** 6.90% 9.50% 11.10% 9.50% 9.40% 7.20% 6.80% 8.40% 9.50% *Data Source: SNL Financial as of December 31, 2012 ** Not seasonally adjusted 9.28% 9.54% 9.28% 4.12% 3.65% 11.71% 6.25% 6.57% 6.78% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Charleston MSA Wilmington MSA Myrtle Beach MSA Georgetown MSA Florence MSA Hilton Head/ Beaufort MSA Greenville MSA SC NC 2012 - 2017 Projected Household Growth Rate 3.62% US Average Highly Attractive Markets

28 Real Estate Metrics 0 100 200 300 400 500 600 700 Charleston Dorchester Berkeley Wilmington Horry Florence Beaufort Greenville December 2012 December 2011 Number of Closed Sales (Number of Homes Sold) $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 Charleston Dorchester Berkeley Wilmington Horry Florence Beaufort Greenville December 2012 December 2011 Median Sales Price ( in $ ) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Charleston Dorchester Berkeley Wilmington Horry Florence Beaufort Greenville December 2012 December 2011 Inventory for Sale (Housing Units)

Economic Highlights

Charleston Market Targeted Industries

- **Aerospace/Aviation**
  - Boeing plant completed and Dreamliner production in process
    - First 787 rolled off the assembly line in April 2012; first delivery in October 2012
    - Anticipate 3,800 direct jobs; opportunity to double with suppliers
  - In excess of $66 million in investment and over 700 jobs in the aerospace-related sector announced for SC in 2011
  - TIGHITCO, an industry leader in the design, fabrication and repair of engineered components and integrated systems for aerospace, locating a new $30 million manufacturing facility in Charleston, creating 350 jobs in 2012

- **Alternative Energy**
  - Clemson University Restoration Institute (CURI), created a 97-acre campus in Charleston for experts and researchers in design, planning and construction to advance global restoration methods and technologies
  - World's largest, and one of only three, wind turbine drivetrain test facility; fully operational by end of 2012, offering simultaneous testing of 7.5 and 15 megawatt power train components
  - Potential for 20,000 jobs statewide with manufacturing contract

First Financial Holdings, Inc.
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30 • Biomedical – Medical University of SC, the region’s largest biomedical employer and nationally recognized research center and teaching hospital, employs more than 11,000 and conducts more than $243 million in research annually – Two new research centers: the Drug Discovery Building and Bioengineering Building opened October 2011 on the MUSC campus – SCRA/MUSC Innovation Center is a state-of-the-art research facility and business incubator with lab spaces designed to support medical and bioscience research – Bioscience activity in area includes 35 pharmaceutical and medical device manufacturers and more than 50 research laboratories and development companies • Advanced Security and IT – The Charleston region is home to more than 18,000 ex-military and government employees, many with high-level security clearances, engaged in next-generation security systems and monitoring technology, including SPAWAR Atlantic – Hundreds of defense contractors are located in Charleston, including SAIC, SRC and BAE, with an estimated $8 billion in contracts completed since 2000 – Charleston is one of the fastest growing mid-size metro areas for software industries: • Top 10 fastest-growing software development regions and mid-size metro for computer-related occupations • Fourth highest per capita concentration in U.S. for computer research scientists and seventh for computer hardware engineers Economic Highlights Charleston Market Targeted Industries

Economic Highlights

- **SC Port Authority - Charleston**
  - Eighth largest U.S. container port by cargo value
    - Over $62.4 billion in goods move through the port annually
  - Deepest harbor and shipping channels in the South Atlantic
    - Regularly hosts post-Panamax vessels at high tide
    - 3 – 5 feet harbor deepening anticipated completion by 2019
  - Container business up 3.5% in the fiscal year ended June 30, 2012, with 1.4 million 20-foot equivalent units (TEUs) handled last fiscal year.
  - Fastest-growing top 10 U.S. container port; container volume grew 7.4% from January to June 2012 and up 12% year-over-year for Q1 of fiscal 2013.
  - New three-berth, 280-acre container terminal scheduled to open in 2013
  - Development of in-land port in Greer, SC approved; will convert all-truck container moves to multimodal moves via both truck and rail; anticipated capital investment up to $25mm

- **Other Market Updates**
  - Continental Tires building a Sumter, SC plant starting in mid-2012, total investment expected to be $500 million and will bring 1,700 new jobs by 2020
  - 2012 PGA Championship held at Kiawah Island in August 2012 with an estimated economic impact of $193 million to SC
  - PeopleMatter, a human resource technology firm locating in downtown Charleston, will invest $18.8 million and create 265 new jobs during the next 5 years

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32 • Upstate Market Developments – BMW plans additional investments of nearly $900 million and 300 new jobs in 2012 – Clemson University trustees approved $6.5 million research and e ducation center in conjunction with Clemson University/Greenwood Genetic Center – Greenville-based Michelin North America to hire 500 people and invest $750 million in Anderson and Lexington counties to meet growing demand for massi ve tires used on earth-moving equipment – JTEKT Automotive South Carolina Inc. to invest $102 million and add 80 jobs to its location in Piedmont, SC during 2012 – Amazon plans to open a one million square foot distribution cent er by fall 2012 in Spartanburg, creating 390 jobs Economic Highlights

33 Residential Mortgage Loans 93% 7% Residential Mortgage Loan Portfolio As of December 31, 2012 Residential 1-4 family Residential construction and land $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Delinquent Loans Residential 1-4 family Residential construction and land ($ in thousands) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Nonperforming Loans Residential 1-4 family Residential construction and land ($ in thousands) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Net Charge - Offs Residential 1-4 family Residential construction and land ($ in thousands )

34 $22,685 Residential Mortgage Credit Quality Trends (dollars in thousands) $ % of Portfolio $ % of Portfolio $ % of Portfolio $ % of Portfolio $ % of Portfolio Delinquent Loans 1 Residential 1-4 family 2,986$ 0.31% 1,889$ 0.19% 1,244$ 0.12% 2,361$ 0.23% 2,800$ 0.29% Residential land 561 1.35 123 0.30 475 0.85 157 0.30 47 0.09 Total delinquent residential loans 3,547$ 0.34% 2,012$ 0.20% 1,719$ 0.16% 2,518$ 0.23% 2,847$ 0.28% Nonperforming Loans Residential 1-4 family 4,977$ 0.51% 6,649$ 0.68% 10,460$ 1.02% 10,881$ 1.08% 7,137$ 0.75% Residential land 1,448 3.48 1,398 3.43 1,423 2.54 1,558 2.96 785 1.49 Total residential nonaccruing loans 6,425 0.62% 8,047 0.78% 11,883 1.08% 12,439 1.15% 7,922 0.77% Restructured loans still accruing 734 734 330 328 326 Total nonperforming residential loans 7,159$ 8,781$ 12,213$ 12,767$ 8,248$ Net Charge-Offs Residential 1-4 family 391$ 0.16% 507$ 0.21% 1,070$ 0.42% 294$ 0.12% 2,756$ 1.10% Residential land 532 5.31 701 6.75 78 0.59 403 2.91 257 1.89 Total residential net charge-offs 923$ 0.37% 1,208$ 0.47% 1,148$ 0.42% 697$ 0.26% 3,013$ 1.13% 1 Includes loans past due 30-89 days. As of and for the Quarter ended June 30, 2012 September 30, 2012 December 31, 2012March 31, 2012December 31, 2011

35 Commercial Loans 17% 72% 11% Commercial Loan Portfolio As of December 31, 2012 Commercial business Commercial real estate Commercial construction and land Note: 33% of CRE consists of owner occupied property $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Delinquent Loans Commercial business Commercial real estate Commercial construction and land ($ in thousands) $- $5,000 $10,000 $15,000 $20,000 $25,000 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Nonperforming Loans Commercial business Commercial real estate Commercial construction and land ($ in thousands ) $- $500 $1,000 $1,500 $2,000 $2,500 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Net Charge - Offs Commercial business Commercial real estate Commercial construction and land ($ in thousands)

Commercial Credit Quality Trends

	As of and for the Quarter ended									
	December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Commercial business	$ 908	1.08%	$ 1,677	1.90%	$ 903	0.84%	$ 582	0.46%	$ 847	0.72%
Commercial real estate	3,514	0.77	3,065	0.69	3,014	0.54	2,397	0.46	3,492	0.71
Commercial construction	---	---	---	---	---	---	---	---	---	---
Commercial land	1,185	1.94	2,271	4.15	675	0.87	318	0.43	1,573	2.24
Total commercial delinquent loans	$ 5,607	0.91%	$ 7,013	1.16%	$ 4,592	0.61%	$ 3,297	0.46%	$ 5,912	0.87%
Nonperforming Loans										
Commercial business	$ 3,666	4.37%	$ 1,931	2.19%	$ 1,198	1.11%	$ 1,407	1.12%	$ 1,460	1.23%
Commercial real estate	17,127	3.76	18,474	4.13	15,918	2.87	15,853	3.05	18,386	3.74
Commercial construction	605	3.67	261	1.60	261	1.52	247	13.71	247	23.21
Commercial land	5,232	8.54	5,240	9.56	4,577	5.87	2,990	4.02	4,058	5.79
Total commercial nonaccrual loans	26,630	4.31%	25,906	4.27%	21,954	2.89%	20,497	2.84%	24,151	3.55%
Restructured loans still accruing	1,677		2,228		2,214		2,700		2,899	
Total commercial nonperforming	$ 28,307		$ 28,134		$ 24,168		$ 23,197		$ 27,050	
Net Charge-Offs										
Commercial business	$ 640	3.22%	$ 825	3.60%	$ 334	1.34%	$ 924	3.22%	$ 126	0.42%
Commercial real estate	1,417	1.22	1,462	1.30	714	0.54	1,994	1.47	588	0.46
Commercial construction	(3)	(0.07)	(2)	(0.05)	(2)	(0.05)	11	0.56	(1)	(0.41)
Commercial land	804	4.94	1,439	9.87	723	4.00	1,037	5.43	89	0.48
Total net commercial charge-offs	$ 2,858	1.83%	$ 3,724	2.41%	$ 1,769	0.99%	$ 3,966	2.14%	$ 802	0.46%

[1] Includes loans past due 30-89 days.

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37 Consumer Loans 49% 36% 15% Consumer Loan Portfolio As of December 31, 2012 Home equity Manufactured housing Marine and other consumer $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Delinquent Loans Home equity Manufactured housing Marine and other consumer ($ in thousands) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Nonperforming Loans Home equity Manufactured housing Marine and other consumer ($ in thousands) $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Net Charge - Offs Home equity Manufactured housing Marine and other consumer ($ in thousands)

Consumer Credit Quality Trends

	As of and for the Quarter ended									
	December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012	
(dollars in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Delinquent Loans[1]										
Home equity	4,525	1.27%	3,315	0.95%	2,017	0.52%	2,204	0.58%	4,414	1.15%
Manufactured housing	3,267	1.19	1,502	0.54	1,835	0.66	2,506	0.90	3,241	1.16
Marine	597	1.14	358	0.71	300	0.50	227	0.33	284	0.37
Other consumer	831	1.66	445	0.97	626	1.26	742	1.64	384	0.91
Total delinquent loans	$ 9,220	1.25%	$ 5,620	0.78%	$ 4,778	0.62%	$ 5,679	0.74%	$ 8,323	1.06%
Nonperforming Loans										
Home equity	8,192	2.29%	9,779	2.81%	10,636	2.74%	10,145	2.67%	10,049 [2]	2.61%
Manufactured housing	3,461	1.26	2,648	0.96	2,197	0.79	2,221	0.80	3,355	1.20
Marine	246	0.47	63	0.12	29	0.05	90	0.13	139	0.18
Other consumer	224	0.45	131	0.29	306	0.62	228	0.50	275	0.65
Total consumer nonaccrual loans	12,123	1.65%	12,621	1.75%	13,168	1.70%	12,684	1.64%	13,818	1.77%
Loans 90+ days still accruing	121		51		75		74		43	
Restructured loans still accruing	---		314		313		312		311	
Total consumer nonperforming loans	$ 12,244		$ 12,986		$ 13,556		$ 13,070		$ 14,172	
Net Charge-Offs										
Home equity	$ 2,955	3.26%	$ 2,264	2.57%	$ 2,580	2.71%	$ 1,125	1.17%	$ 1,343	1.44%
Manufactured housing	845	1.23	1,467	2.13	666	0.97	778	1.12	899	1.29
Marine	142	1.05	361	2.83	82	0.60	146	0.88	(19)	(0.11)
Other consumer	531	4.09	469	3.90	428	3.48	269	2.22	295	2.51
Total consumer net charge-offs	$ 4,473	2.41%	$ 4,561	2.51%	$ 3,756	1.98%	$ 2,318	1.20%	$ 2,518	1.31%

[1] Includes loans past due 30-89 days.

[2] Of the $10,049 of nonperforming home equity loans, $4,930 are in first position, $2,362 are in second position where First Federal owns or services the first and $2,757 are in second position where another bank holds the first

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39 • Annual review of collateral values and semi-annual reviews of credit score • Actively manage line status based on updated borrower financial status. Home Equity Composition 31% 30% 39% 1st Position 2nd Position to loans owned or serviced by FF 2nd Position to Third party 1st Position 16% 38% 23% 13% 10% 800 + beacon 750 -799 beacon 700 - 749 beacon 660 -699 beacon < 660 beacon Based on portfolio review conducted as of December 31, 2012

40 Non-GAAP Reconciliation (dollars in thousands, except per share data) December 31, 2011 March 31, 2012 June 30, 2012 September 30, 2012 December 31, 2012 Tangible assets and tangible common equity Total assets 3,146,964$ 3,145,538$ 3,304,174$ 3,245,487$ 3,215,558$ Other intangible assets, net 1 (2,401) (2,310) (8,931) (8,478) (8,025) Tangible assets (non-GAAP) 3,144,563$ 3,143,228$ 3,295,243$ 3,237,009$ 3,207,533$ Total shareholders' equity 277,178$ 278,043$ 287,264$ 292,500$ 299,641$ Preferred stock (65,000) (65,000) (65,000) (65,000) (65,000) Other intangible assets, net 1 (2,401) (2,310) (8,931) (8,478) (8,025) Tangible common equity (non-GAAP) 209,777$ 210,733$ 213,333$ 219,022$ 226,616$ Shares outstanding, end of period (000s) 16,527 16,527 16,527 16,527 16,527 Tangible common equity to tangible assets 6.67% 6.70% 6.47% 6.77% 7.07% Tangible common book value per share 12.69$ 12.75$ 12.91$ 13.25$ 13.71$ Pre-tax pre-provision earnings from continuing operations (Loss) income before income taxes 25,338$ 5,980$ 20,296$ 10,183$ 11,744$ Provision for loan losses 7,445 6,745 4,697 4,533 4,161 Pre-tax pre-provision earnings (non-GAAP) 32,783$ 12,725$ 24,993$ 14,716$ 15,905$ 1 Represents amounts for continuing operations and for discontinued operations. As of and For the Quarter Ended

First Financial Holdings, Inc. Nasdaq: FFCH www.firstfinancialholdings.com R. Wayne Hall Blaise B. Bettendorf President & CEO EVP & Chief Financial Officer whall@firstfederal.com bbettendorf@firstfederal.com 843.529.5907 843.529.5456